SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2006

Charter Communications, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation or Organization)

000-27927	43-1857213
(Commission File Number)	(I.R.S. Employer Identification Number)

12405 Powerscourt Drive
St. Louis, Missouri   63131
(Address of principal executive offices including zip code)

(314) 965-0555
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

 On April 5, 2006, Charter Communications, Inc. ("Charter") entered into an agreement with Wayne H. Davis governing the terms and conditions of his resignation as an officer and employee of Charter, effective March 23, 2006 (the "Separation Agreement"). Under the terms of the Separation Agreement, Mr. Davis will receive the amount of base salary, calculated at an annual rate of $450,000 from March 23, 2006 until September 30, 2007, (the "Separation Term"), which will be paid over the remainder of the Separation Term in equal bi-weekly installments on Charter’s regular pay days for executives. These payments will be made in accordance with 409A of the Internal Revenue Code. Mr. Davis will be eligible for a prorated amount of incentive compensation for 2006 based on the period from January 1, 2006 and his termination date of March 23, 2006. This amount will be payable no later than April 1, 2007. Mr. Davis will receive a lump sum payment equal to 18 times the monthly cost, at the time of termination, for paid coverage for health, dental and vision benefits under COBRA. Any stock options and restricted stock previously granted to Mr. Davis will continue to vest during the remainder of the Separation Term.  Mr. Davis agreed to abide by the non-disparagement provision in the Separation Agreement and released Charter from any claims arising out of or based upon any facts occurring prior to the date of the Separation Agreement. Mr. Davis has also agreed that he will continue to be bound by the non-competition, non-interference and non-disclosure provisions contained in his September 7, 2005 Employment Agreement.

The full text of Mr. Davis’ Separation Agreement is filed herewith as Exhibit 99.1.

On April 5, 2006, Charter entered into a consulting agreement with Wayne H. Davis governing the terms and conditions for his services as an independent consultant to Charter, effective March 23, 2006 (the "Consulting Agreement") . Mr. Davis will serve as an independent consultant for Charter providing such professional, executive and administrative duties, directives and assignments as may reasonable by assigned to him by the Chief Executive Officer, Chief Operating Officer or his designee, from March 24, 2006 until April 28, 2006 or such later date designated by Charter (the "Consulting Period"). Mr. Davis will receive $45,000 in return for his services through April 28, 2006, which will be paid on the regular Charter pay period for executives following April 28, 2006. If Charter requests Mr. Davis’ services after April 28, 2006, Mr. Davis will be paid at a rate of $1,730 per day for each worked thereafter, which he will receive on the next regular Charter pay period for executives immediately following the last day of service. Mr. Davis’ payments as an independent consultant are separate from the payments he will receive pursuant to his Separation Agreement. During the Consulting Period, Mr. Davis will be reimbursed for reasonable expenses incurred at Charter’s request in connection with his consulting activities, including but not limited to reasonable travel, lodging and entertainment expenses. Since Mr. Davis will not be an employee of Charter, he agrees that he will not be eligible for programs applicable to an employee of Charter, such as incentive, bonus and benefit plans, vacation, sick or paid leave, 401(k) etc. Mr. Davis agrees that the confidentiality and non-disclosure obligations contained in his separation and employment agreements will extend during his Consulting Period.

The full text of Mr. Davis’ Consulting Agreement is filed herewith as Exhibit 99.2.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Charter announced the resignation of Paul E. Martin, Senior Vice President, Principal Accounting Officer and Corporate Controller, effective April 3, 2006.

Charter announced the appointment and promotion of Kevin D. Howard as Chief Accounting Officer effective April 4, 2006. He will report to Charter’s Chief Financial Officer and will oversee the corporate accounting organization and processes. Mr. Howard, 36, has served as Charter’s Vice President of Finance since April 2003. Prior to that, he served as Director of Financial Reporting since joining Charter in April 2002. Mr. Howard began his career at Arthur Andersen LLP in 1993 where he held a number of positions in the audit division prior to leaving in April 2002. Mr. Howard received a B.S.B.A. degree in finance and economics from the University of Missouri - Columbia and is a certified public accountant, certified managerial accountant and certified in financial management.

Mr. Howard signed a two-year employment agreement on February 15, 2006 under his prior position as Vice President of Finance that will remain in effect (the "Employment Agreement"). Under the Employment Agreement, Mr. Howard will receive a base annual salary of $192,000, which has been increased to $215,000 for his appointment. The Employment Agreement provides that Mr. Howard shall be employed in an executive capacity to perform such duties as are assigned or delegated by the President and Chief Executive Officer or the designee thereof. He shall be eligible to participate in Charter's Long-Term Incentive Plan, Stock Option Plan and to receive such employee benefits as are available to other executives. In the event that he is terminated by Charter without "cause" or for "good reason termination," as those terms are defined in the Employment Agreement, he will receive his salary for the remainder of the term of the Employment Agreement or twelve months' salary, whichever is greater; a pro rata bonus for the year of termination; twelve months of COBRA payments; and the vesting of options and restricted stock for as long as severance payments are made. The Employment Agreement contains a one-year, non-compete provision (or until the end of the term of the Employment Agreement, if longer) in a Competitive Business, as such term is defined in the Employment Agreement, and a two-year non-solicitation clause.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibits are filed pursuant to Item 1.01:

Exhibit Number	Description

99.1	Separation Agreement of Wayne H. Davis, dated as of March 23, 2006.*
99.2	Consulting Agreement of Wayne H. Davis, dated as of March 23, 2006.*

* filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications, Inc. has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER COMMUNICATIONS, INC.
Registrant

Dated: April 6, 2006

By:/s/ Grier C. Raclin Name: Grier C. Raclin Title: Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	Separation Agreement of Wayne H. Davis, dated as of March 23, 2006.*
99.2	Consulting Agreement of Wayne H. Davis, dated as of March 23, 2006.*

* filed herewith